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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event

                         Reported): December 14, 1999

                         MLCC Mortgage Investors, Inc.

            (Exact name of registrant as specified in its charter)

        Delaware                        333-14253            59-3247986
----------------------------           -----------        -------------------
(State or Other Jurisdiction           (Commission         (I.R.S. Employer
of Incorporation)                      File Number)       Identification No.)

      4802 Deer Lake Drive East
       Jacksonville, FL                                       32246
      ------------------                                      --------
      (Address of Principal                                  (Zip Code)
      Executive Offices)

       Registrant's telephone number, including area code: 904-928-6000

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

Item 5.  Other Events.
----     -------------

         Filing of Computational Materials.
         ----------------------------------

                  In connection with the offering of the Mortgage Loan Asset Backed Pass-Through Certificates, Series 1999-A, Merrill Lynch Pierce Fenner & Smith Incorporated, as underwriter of the Class A Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although MLCC Mortgage Investors, Inc. provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

         For the purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1               Computational Materials

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MLCC MORTGAGE INVESTORS, INC.

                                     By:  /s/ Laurel A. Davis
                                          ------------------------------------
                                          Laurel A. Davis
                                          Vice President & Assistant Secretary

Dated:  December 16, 1999


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                                 Exhibit Index
                                 -------------
Exhibit                                                            Page
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99.1               Computational Materials                           8

                                 EXHIBIT 99.1
                            Computational Materials

 In accordance with Rule 311(i) of Regulation S-T, the Computational Materials
                 are being filed on paper pursuant to Form SE.

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599



                                                        December 16, 1999

BY MODEM
--------


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


                           Re:  MLCC Mortgage Investors, Inc.
                                Mortgage Loan Asset Backed Pass-Through
                                Certificates, Series 1999-A
                                ----------------------------------------

Ladies and Gentlemen:

          On behalf of MLCC Mortgage Investors, Inc., (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

         Pursuant Rule 311 of Regulation S-T and pursuant to a continuing hardship exemption, as provided in Rule 202 of Regulation S-T, the exhibits will be filed today in paper format on Form SE.

                                                  Very truly yours,

                                                  /s/ Carol Childers
                                                  ------------------

                                                  Carol Childers

Enclosure